GraniteShares ETF Trust

Notes to Quarterly Schedules of Investments

September 30, 2024 (Unaudited)

1. FAIR VALUE MEASUREMENT

The Financial Accounting Standards Board (FASB) established a framework for measuring fair value in accordance with U.S. GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the exchange traded fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The hierarchy classification of inputs used to value each Fund’s investments is disclosed at the end of the Fund’s Schedule of Investments.

GraniteShares ETF Trust
Schedule of Investments
GraniteShares HIPS U.S. High Income ETF
September 30, 2024 (Unaudited)

Investments	Shares	Value
COMMON STOCKS - 73.95%
Capital Markets - 24.23%
Ares Capital Corp.	115,141	$2,411,053
Blackstone Secured Lending Fund	77,562	2,271,791
Fidus Investment Corp.	117,107	2,295,297
FS KKR Capital Corp.	114,796	2,264,925
Goldman Sachs BDC, Inc.	157,442	2,166,402
Golub Capital BDC, Inc.	151,651	2,291,447
MidCap Financial Investment Corp.	167,993	2,249,426
New Mountain Finance Corp.	179,628	2,151,943
Oaktree Specialty Lending Corp.	112,187	1,829,770
SLR Investment Corp.	152,943	2,301,792
Total Capital Markets		22,233,846
Energy Equipment & Services - 2.43%
USA Compression Partners LP(a)	97,117	2,225,922
Equity Real Estate Investment Trust (REIT) - 4.88%
Alexander’s, Inc.	10,474	2,538,480
Global Net Lease, Inc.	230,058	1,937,088
Total Equity Real Estate Investment Trust (REIT)		4,475,568
Health Care REITs - 7.71%
LTC Properties, Inc.	66,829	2,451,956
Omega Healthcare Investors, Inc.	56,747	2,309,603
Sabra Health Care REIT, Inc.	124,381	2,314,730
Total Health Care REITs		7,076,289
Hotel & Resort REITs - 2.31%
Park Hotels & Resorts, Inc.	150,063	2,115,888
Oil, Gas & Consumable Fuels - 22.12%
Black Stone Minerals LP(a)	145,417	2,195,797
Cheniere Energy Partners LP(a)	44,901	2,187,577
Dorchester Minerals LP(a)	72,529	2,186,749
Energy Transfer LP(a)	143,080	2,296,434
Enterprise Products Partners LP(a)	78,459	2,283,941
Kimbell Royalty Partners LP(a)	141,900	2,283,171
MPLX LP(a)	51,204	2,276,530
Plains All American Pipeline LP(a)	132,214	2,296,557
Western Midstream Partners LP(a)	60,066	2,298,125
Total Oil, Gas & Consumable Fuels		20,304,881
Retail REITs - 5.14%
Getty Realty Corp.	75,631	2,405,822
NNN REIT, Inc.	47,659	2,310,985
Total Retail REITs		4,716,807
Specialized REITs - 5.13%
EPR Properties	47,176	2,313,511
Gaming and Leisure Properties, Inc.	46,635	2,399,371
Total Specialized REITs		4,712,882
TOTAL COMMON STOCKS
(Cost $63,415,304)		67,862,083

(a)	Master Limited Partnership (“MLP”).

Investments	Shares	Value
INVESTMENT COMPANIES - 25.96%
BlackRock Debt Strategies Fund, Inc.	212,494	$2,343,809
BlackRock Limited Duration Income Trust	167,374	2,423,576
Blackstone Long-Short Credit Income Fund	201,019	2,571,032
Eaton Vance Floating-Rate Income Trust	183,069	2,357,929
First Trust Senior Floating Rate Income Fund II	233,460	2,418,646
Neuberger Berman High Yield Strategies Fund, Inc.	232,708	2,017,578
Nuveen Credit Strategies Income Fund	442,271	2,560,749
Nuveen Floating Rate Income Fund	283,337	2,499,032
Nuveen Taxable Municipal Income Fund	145,604	2,418,482
Saba Capital Income & Opportunities Fund	291,789	2,214,679
TOTAL INVESTMENT COMPANIES
(Cost $22,633,374)		23,825,512

	Principal
Investments	Amount	Value
UNITED STATES TREASURY OBLIGATIONS - 32.66%(b)
United States Treasury Bill, 3.943% , 10/08/2024	$30,000,000	29,972,722
TOTAL UNITED STATES TREASURY OBLIGATIONS
(Cost $29,977,000)		29,972,722
TOTAL INVESTMENTS - 132.57%
(Cost $116,025,678)		$121,660,317
Liabilities In Excess Of Other Assets - (32.57%)		(29,892,001)
NET ASSETS (100.00%)		$91,768,316

(b)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

GraniteShares HIPS U.S. High Income ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$67,862,083	$–	$–	$67,862,083
Investment Companies	23,825,512	–	–	23,825,512
United States Treasury Obligations	–	29,972,722	–	29,972,722
Total	$91,687,595	$29,972,722	$–	$121,660,317